Exhibit 99.1
HNI Corporation to Acquire Kimball International
Highly Complementary Portfolio Broadens Product Offering and Expands Reach in High-Growth Markets
Accelerates HNI’s Growth in Workplace Furnishings Segment
Brings Together Two Great Companies with Similar Cultures and Values
HNI to Host Conference Call and Webcast Today, March 8, at 7:30 AM CT / 8:30 AM ET
MUSCATINE, Iowa and JASPER, Ind., March 8, 2023 – HNI Corporation (NYSE: HNI) and Kimball International, Inc. (NASDAQ: KBAL) today announced that they have entered into a definitive agreement under which HNI will acquire all the outstanding shares of Kimball International in a cash and stock transaction valued at approximately $485 million.
Under the terms of the agreement, Kimball International shareholders will receive $9.00 in cash and 0.1301 shares of HNI common stock for each share of Kimball International common stock they own. As a result of the transaction, Kimball International shareholders will own approximately 10% of the combined company.
“We are excited about joining with Kimball International, a high-quality company we have long admired for its recognized brands, furnishings expertise built over 70 years, and established relationships across multiple sectors. The combined company will have a stronger platform for growth, delivering significant benefits for our shareholders, members, dealers, and customers. We look forward to welcoming the talented Kimball International employees to HNI,” said Jeff Lorenger, HNI’s Chairman, President, and Chief Executive Officer.
Kimball International is a commercial furnishings company with a well-established family of brands and extensive expertise in the workplace, health, and hospitality segments. HNI and Kimball International share similar cultures and values with a commitment to customer service and operational excellence. In addition, both companies have strong brand positions and complementary product portfolios.
A combined HNI and Kimball International will have a broader, more comprehensive product offering, tailored go-to-market strategies, and enhanced manufacturing capabilities. Kimball International’s strong presence in secondary geographic areas and expertise in ancillary products will enable the combined company to better benefit from post-pandemic trends in the fastest growing markets.
Kristie Juster, Kimball International’s Chief Executive Officer said, “I’m incredibly proud of what we have built at Kimball International, and this agreement is a testament to our team’s commitment and dedication. Joining HNI is an important next step in our company’s history and will provide our employees with more opportunities for career growth and development as part of a larger, more diversified industry leader that also shares our deeply rooted values. We are confident that combining with HNI represents the ideal fit for our family of brands and will deliver enhanced value to all stakeholders.”
Following the close of the transaction, the combined company will continue to be led by Jeff Lorenger, HNI’s Chairman, President, and Chief Executive Officer. Juster will remain in her current role with Kimball International until the closing to ensure a seamless transition.
Attractive Financial Profile
The combined company will have pro forma annual revenue of approximately $3.1 billion and pro forma adjusted EBITDA of approximately $290 million, inclusive of annual run-rate synergies, based on each company’s respective last reported 12 months. The combination is expected to generate $25 million of annual run-rate cost synergies within three years of closing.
Based on HNI’s closing share price as of March 7, 2023, the last day prior to today’s announcement, the total implied per share consideration equals $12.90, representing a premium on Kimball International’s 30-day VWAP of 81%. The consideration implies a valuation multiple of approximately 6.8x calendar year 2022 adjusted EBITDA, inclusive of synergies.

Approvals and Closing
The transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close by mid-2023, subject to the approval of Kimball International shareholders, the receipt of required regulatory approval, and the satisfaction of other customary closing conditions.
Advisors
Rothschild & Co is serving as financial advisor to HNI, and Davis Polk & Wardwell LLP is serving as legal counsel. J.P. Morgan Securities LLC is serving as financial advisor to Kimball International, and ArentFox Schiff LLP is serving as legal counsel.
Conference Call and Webcast
HNI will hold a conference call to discuss the transaction today, March 8, 2023, at 8:30 a.m. Eastern Time. To listen, call 1-855-761-5600 and use conference ID number 7175411. Access to a live audio webcast and slide presentation will be available on the investor relations section of HNI Corporation’s website or at the following link: https://events.q4inc.com/attendee/101341537. A replay of the webcast can be accessed at the company’s investor relations website, beginning at approximately 11:30 a.m. Eastern Time through March 15, 2023.
About HNI Corporation
HNI Corporation (NYSE: HNI) has been improving where people live, work, and gather for more than 75 years. HNI is a manufacturer of workplace furnishings and residential building products, operating under two segments. The Workplace Furnishings segment is a leading global designer and provider of commercial furnishings, going to market under multiple unique brands. The Residential Building Products segment is the nation's leading manufacturer and marketer of hearth products, which include a full array of gas, electric, wood, and pellet-burning fireplaces, inserts, stoves, facings, and accessories. More information can be found on the Corporation's website at www.hnicorp.com.
About Kimball International, Inc.
Kimball International is a leading omnichannel commercial furnishings company with deep expertise in the Workplace, Health, and Hospitality segments. We combine our bold entrepreneurial spirit, a history of craftsmanship and today’s design-driven thinking alongside a commitment to our culture of caring and lasting connections with our customers, shareholders, employees and communities.
For over 70 years, our brands have seized opportunities to customize solutions into personalized experiences, turning ordinary spaces into meaningful places. Our family of brands includes Kimball, National, Etc., Interwoven, Kimball Hospitality, D’style and Poppin.
Kimball International is based in Jasper, Indiana.
www.kimballinternational.com
Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about HNI’s, Kimball International’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between HNI and Kimball International (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.
These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in HNI’s and Kimball International’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between HNI and Kimball International; the outcome of any legal proceedings that may be instituted against HNI or Kimball International; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which HNI and Kimball International operate; the ability to promptly and effectively integrate the businesses of HNI and Kimball International; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of HNI’s or Kimball International’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by HNI’s issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on HNI’s or Kimball International’s businesses, the ability to complete the Transaction or any of the other foregoing risks.
These factors are not necessarily all of the factors that could cause HNI’s, Kimball International’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm HNI’s, Kimball International’s or the combined company’s results.
All forward-looking statements attributable to HNI, Kimball International, or the combined company, or persons acting on HNI’s or Kimball International’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and HNI and Kimball International do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If HNI or Kimball International update one or more forward-looking statements, no inference should be drawn that HNI or Kimball International will make additional updates with respect to those or other forward-looking statements. Further information regarding HNI, Kimball International and factors which could affect the forward-looking statements contained herein can be found in HNI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in Kimball International’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC.
NO OFFER OR SOLICITATION
This communication is for informational purposes only and is not an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT
In connection with the Transaction, HNI will file with the SEC a Registration Statement on Form S-4 to register the shares of HNI capital stock to be issued in connection with the Transaction. The Registration Statement will include a proxy statement of Kimball International that also constitutes a prospectus of HNI. The definitive joint proxy statement/prospectus will be sent to the shareholders of Kimball International seeking their approval of the Transaction and other related matters.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING HNI, KIMBALL INTERNATIONAL, THE TRANSACTION AND RELATED MATTERS.
Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by HNI or Kimball International through the website maintained by the SEC at http://www.sec.gov or from HNI at its website, www.hnicorp.com, or from Kimball International at its website, www.kimballinternational.com.
PARTICIPANTS IN THE SOLICITATION
HNI, Kimball International, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Kimball International in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of HNI and Kimball International and other persons who may be deemed to be participants in the solicitation of shareholders of Kimball International in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Additional information about HNI, the directors and executive officers of HNI and their ownership of HNI common stock is also set forth in the definitive proxy statement for HNI’s 2022 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 1, 2022, and other documents subsequently filed by HNI with the SEC. Additional information about Kimball International, the directors and executive officers of Kimball International and their ownership of Kimball International common stock can also be found in Kimball International’s definitive proxy statement in connection with its 2022 Annual Meeting of Shareholders, as filed with the SEC on September 7, 2022, and other documents subsequently filed by Kimball International with the SEC. Free copies of these documents may be obtained as described above.

Contacts

HNI Corporation

Investors
Marshall H. Bridges
Senior Vice President and Chief Financial Officer
(563) 272-7400

Matthew S. McCall
Vice President, Investor Relations and Corporate Development
(563) 275-8898

Media
Gladstone Place Partners Lauren Odell / Felipe Ucros / Michael Landau (212) 230-5930

Kimball International

Investors
Chris Kuepper – chris.kuepper@kimballinternational.com
Lynn Morgen – lynn.morgen@advisiry.com
Eric Prouty – eric.prouty@advisiry.com

Media
Ashley Ellis – ashley.ellis@kimballinternational.com